Exhibit 10.1

SETTLEMENT AND EXCHANGE AGREEMENT

This Settlement and Exchange Agreement (this “Agreement”), dated December 17, 2014 (the “Effective Date”), is entered into by and among St. George Investments LLC, a Utah limited liability company (formerly known as St George Investments LLC, an Illinois limited liability company) (“SGI”), Tonaquint, Inc., a Utah corporation (“Tonaquint”), and Cord Blood America, Inc., a Florida corporation (“Cord Blood”). Each of SGI and Tonaquint are sometimes individually referred to hereinafter as an “Investor Party,” and collectively as the “Investor Parties.”

A. SGI and Cord Blood previously entered into that certain Note and Warrant Purchase Agreement dated March 10, 2011 (the “SGI Purchase Agreement”), whereby Cord Blood issued to SGI a Secured Convertible Promissory Note dated March 10, 2011 in the original principal amount of $1,105,500.00 (the “SGI Note”) and a Warrant to Purchase Shares of Common Stock dated March 10, 2011 (the “Warrant”).

B. Subsequent to entering into the SGI Purchase Agreement, Tonaquint, an affiliate of SGI, and Cord Blood entered into that certain Securities Purchase Agreement dated June 27, 2012 (the “Tonaquint Purchase Agreement”), whereby Cord Blood issued a Secured Convertible Promissory Note dated June 27, 2012 in the original principal amount of $1,252,000.00 to Tonaquint (the “Tonaquint Note”).

C. Cord Blood’s obligations under the Tonaquint Purchase Agreement and Tonaquint Note were secured by way of that certain Security Agreement dated June 27, 2012 (the “Tonaquint Security Agreement”) executed by Cord Blood; CorCell Companies, Inc., a Nevada corporation (“CCCI”); CorCell, Ltd., a Nevada corporation (“CCL”); Cord Partners, Inc., a Florida corporation (“CPI”); CBA Professional Services, Inc., d/b/a/ BodyCells, Inc., a Florida corporation (“CBAPSI”), which has been dissolved; CBA Properties, Inc., a Florida corporation (“CBAPI”); and Career Channel Inc., a Florida corporation (“Channel”), in favor of Tonaquint.  (Collectively, Cord Blood, CCCI, CCL, CPI, CBAPI, and Channel are referred to herein as the “Debtors”).

D. Cord Blood’s obligations under the Tonaquint Purchase Agreement and Tonaquint Note were further guaranteed by all of the Debtors other than Cord Blood pursuant to a certain Guaranty dated June 27, 2012 executed by all of the Debtors except Cord Blood for the benefit of Tonaquint (the “Tonaquint Guaranty”).

E. Cord Blood made payments under the SGI Note, but none under the Tonaquint Note, because it understood from the parties’ discussions that Cord Blood was not obligated to make payments under the Tonaquint Note until the SGI Note was paid off.

F. Tonaquint issued a default notice to Cord Blood dated August 23, 2013 for several alleged defaults (including nonpayment) under the Tonaquint Note.

G. In response, on or about August 30, 2013, Cord Blood filed a lawsuit against the Investor Parties in the United States District Court, District of Utah, Central Division, as Case No. 2:13-cv-00806 (the “Lawsuit”), alleging fraud and other claims.

H. Cord Blood also filed for a temporary restraining order and preliminary injunction in connection with the Lawsuit, but voluntarily withdrew the same after Tonaquint voluntarily halted efforts to sell assets it claimed were pledged under the Tonaquint Security Agreement.

I. The Investor Parties answered Cord Blood’s Complaint filed in the Lawsuit and asserted various counterclaims against Cord Blood.

J. The Investor Parties believe and have asserted that the combined outstanding balances of the SGI Note and the Tonaquint Note as of the date hereof are in excess of $11,500,000.00. Nevertheless, the Investor Parties have agreed to settle the Lawsuit on the terms and conditions set forth herein (including Tonaquint’s receipt of the Exchange Note (as defined below) having an initial outstanding balance that is significantly less than $11,500,000.00) in order to resolve the Lawsuit and avoid additional protracted litigation.

K. Cord Blood disputed the Investor Parties’ claims, including the amount of damages claimed by the Investor Parties, and asserted affirmative claims for relief.

L. After months of litigation, the parties now desire to settle the Lawsuit and all claims between them on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Incorporation of Recitals.  The foregoing recitals are contractual in nature and are incorporated herein as part of this Agreement.

2. Exchange of the Tonaquint Note.  Simultaneously with the execution of this Agreement, the parties hereto agree that, in exchange for the Tonaquint Note, Cord Blood shall issue to Tonaquint a Secured Convertible Promissory Note of even date herewith in the original principal amount of $2,500,000.00 in the form attached hereto as Exhibit A (the “Exchange Note”).  The parties acknowledge and agree that this exchange is intended to comport with the requirements of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).  The parties further acknowledge that for purposes of Rule 144 of the Securities Act, it is their intent that the holding period of the Exchange Note issued hereunder (including the corresponding Conversion Shares (as defined in the Exchange Note)) will include the holding period of the Tonaquint Note from June 27, 2012. In furtherance thereof, the parties represent and warrant to Tonaquint that they have no knowledge of any fact or circumstance that would prevent the holding period of the Exchange Note (including the corresponding Conversion Shares) from including the holding period of the Tonaquint Note from June 27, 2012.  As set forth in more detail in Section 9.1, the parties agree to take any reasonable actions and execute any reasonable documents and agreements as the other party may reasonably request from time to time in support of such position. The parties agree not to take a position contrary to this Section 2.  Cord Blood agrees to issue the Exchange Note (and any Conversion Shares) without restriction and not containing any restrictive legend without the need for any action by Tonaquint, provided that the applicable holding period has been met. In furtherance thereof, counsel to Tonaquint shall provide an opinion that: (a) the Conversion Shares issuable to Tonaquint upon conversion of the Exchange Note may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements; and (b) the transactions contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act. The Exchange Note is being issued in substitution of and exchange for, and not in satisfaction of, the Tonaquint Note, and no other cash or property has been given for the Exchange Note except for the surrender of the Tonaquint Note to Cord Blood for cancellation. The Exchange Note shall not constitute a novation or satisfaction and accord of the Tonaquint Note.

3. Amendment to Security Agreement. Simultaneously with the execution of this Agreement, the parties hereto agree that Cord Blood, all other Debtors, and Tonaquint shall execute and deliver to each other that certain First Amendment to Security Agreement in the form attached hereto as Exhibit B (the “Amendment to Security Agreement”), which shall amend the Tonaquint Security Agreement as set forth therein.  Consistent with the Amendment to Security Agreement, all parties hereto acknowledge and agree that it is their intent that the Tonaquint Security Agreement has been effective since June 27, 2012 and secures all obligations arising under the Exchange Note issued hereunder. The parties hereto further acknowledge and agree that it is their intent that the security interest created by the Tonaquint Security Agreement remains an unbroken and continuous security interest and lien position since the original date the Tonaquint Security Agreement was entered into. The parties represent and warrant that they are not aware of any facts or circumstances in contravention of the parties’ intent expressed in the foregoing sentence and further agree not to take any position to the contrary of that intent.

4. Representations and Warranties.

4.1. Representations and Warranties of the Debtors. Each Debtor represents and warrants to the Investor Parties as follows:

4.1.1. Authority for Agreement. Such Debtor has full power, authority and legal right and capacity to enter into and perform such Debtor’s obligations under this Agreement and each other document contemplated hereby to which such Debtor is or will be a party and to consummate the transactions contemplated hereby and thereby.  Such Debtor has approved this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby and has authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  No other proceedings on the part of such Debtor, whether by the officers, directors, members, managers or otherwise, are necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  This Agreement and the other documents contemplated hereby to which such Debtor is a party have been duly executed and delivered by such Debtor and are legal, valid and binding obligations of such Debtor, enforceable against such Debtor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws.

4.1.2. No Violation to Result. The execution, delivery and performance by such Debtor of this Agreement and the other documents contemplated hereby and the consummation by such Debtor of the transactions contemplated hereby and thereby, do not and will not, directly or indirectly (with or without notice or lapse of time):  (i) violate, breach, conflict with, constitute a default under, accelerate or permit the acceleration of the performance required by any note, debt instrument, security agreement, mortgage or any other contract to which such Debtor is a party or by which such Debtor is bound or any material law, judgment, decree, order, rule, regulation, permit, license or other legal requirement of any government authority applicable to such Debtor; (ii) give any government authority or other person the right to challenge any of the transactions contemplated by this Agreement; or (iii) result in the creation or imposition of any encumbrance, lien, or claim, or the possibility of any encumbrance, lien or claim, or restriction in favor of any person upon the Exchange Note or any of the properties or assets of such Debtor.  No notice to, filing with, or consent of, any person is necessary in connection with, nor is any “change of control” provision triggered by, the execution, delivery or performance by such Debtor of this Agreement and the other documents contemplated hereby nor the consummation by such Debtor of the transactions contemplated hereby or thereby.  Such Debtor has given all notices, made all filings and obtained all consents necessary for the consummation of the transactions contemplated herein.

4.1.3. Intercreditor Agreement. The Havi Loan (as defined in the Intercreditor Agreement (as defined below)), and all other indebtedness owed by Cord Blood or its affiliates to HAVI (as defined in the Intercreditor Agreement) that is subject to the terms of the Intercreditor Agreement, has been repaid in full as of the date hereof.

4.2. Representations and Warranties of the Investor Parties. Each Investor Party represents and warrants to the Debtors as follows:

4.2.1. Authority for Agreement. Such Investor Party has full power, authority and legal right and capacity to enter into and perform such Investor Party’s obligations under this Agreement and each other document contemplated hereby to which such Investor Party is or will be a party and to consummate the transactions contemplated hereby and thereby.  Such Investor Party has approved this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby and has authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  No other proceedings on the part of such Investor Party, whether by the officers, directors, members, managers or otherwise, are necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  This Agreement and the other documents contemplated hereby to which such Investor Party is a party have been duly executed and delivered by such Investor Party and are legal, valid and binding obligations of such Investor Party, enforceable against such Investor Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws.

4.2.2. No Violation to Result. The execution, delivery and performance by such Investor Party of this Agreement and the other documents contemplated hereby and the consummation by such Investor Party of the transactions contemplated hereby and thereby, do not and will not, directly or indirectly (with or without notice or lapse of time):  (i) violate, breach, conflict with, constitute a default under, accelerate or permit the acceleration of the performance required by any note, debt instrument, security agreement, mortgage or any other contract to which such Investor Party is a party or by which such Investor Party is bound or any material law, judgment, decree, order, rule, regulation, permit, license or other legal requirement of any government authority applicable to such Investor Party; or (ii) give any government authority or other person the right to challenge any of the transactions contemplated by this Agreement.  No notice to, filing with, or consent of, any person is necessary in connection with, nor is any “change of control” provision triggered by, the execution, delivery or performance by such Investor Party of this Agreement and the other documents contemplated hereby nor the consummation by such Investor Party of the transactions contemplated hereby or thereby.  Such Investor Party has given all notices, made all filings and obtained all consents necessary for the consummation of the transactions contemplated herein.

5. Additional Agreements.  Simultaneously with the execution of this Agreement, Cord Blood also agrees to execute (or cause the execution of) and deliver to Tonaquint the following documents:

5.1. Consent to Entry of Judgment by Confession dated of even date herewith in the form attached hereto as Exhibit C (the “Confession”), which Tonaquint may file in accordance with the terms of the Exchange Note;

5.2. Amendment to Guaranty dated of even date herewith in the form attached hereto as Exhibit D (the “Amendment to Guaranty”), executed by all of the Debtors except Cord Blood for the benefit of Tonaquint, which amends the Tonaquint Guaranty as set forth therein; and

5.3. Secretary’s Certificate dated of even date herewith in the form attached hereto as Exhibit E, executed by the duly elected Secretary of Cord Blood.

6. Termination of Certain Agreements.  The parties hereto acknowledge and agree that, effective as of the Effective Date:

6.1. SGI Transaction.  Each of the following agreements pertaining to the SGI Purchase Agreement is hereby terminated, cancelled, and extinguished and made of no further force or effect, without the need for any additional action by any party:

6.1.1. SGI Purchase Agreement;

6.1.2. SGI Note;

6.1.3. Warrant;

6.1.4. Irrevocable Instructions to Transfer Agent dated March 10, 2011 executed by Cord Blood and SGI;

6.1.5. Security Agreement dated March 10, 2011 by and between Cord Blood and SGI;

6.1.6. Secured Buyer Note #1 dated March 10, 2011 in the original principal amount of $125,000, issued by SGI to Cord Blood (“Secured Buyer Note #1”);

6.1.7. Secured Buyer Note #2 dated March 10, 2011 in the original principal amount of $125,000, issued by SGI to Cord Blood (“Secured Buyer Note #2”);

6.1.8. Secured Buyer Note #3 dated March 10, 2011 in the original principal amount of $125,000, issued by SGI to Cord Blood (“Secured Buyer Note #3”);

6.1.9. Secured Buyer Note #4 dated March 10, 2011 in the original principal amount of $125,000, issued by SGI to Cord Blood (“Secured Buyer Note #4”);

6.1.10. Secured Buyer Note #5 dated March 10, 2011 in the original principal amount of $125,000, issued by SGI to Cord Blood (“Secured Buyer Note #5”);

6.1.11. Secured Buyer Note #6 dated March 10, 2011 in the original principal amount of $125,000, issued by SGI to Cord Blood (“Secured Buyer Note #6,” and together with Secured Buyer Note #1, Secured Buyer Note #2, Secured Buyer Note #3, Secured Buyer Note #4, and Secured Buyer Note #5, the “Secured Buyer Notes”);

6.1.12. Letter of Credit Agreement dated March 10, 2011 by and between Cord Blood and SGI;

6.1.13. Escrow Agreement dated March 10, 2011 by and among SGI, Cord Blood, and Griffiths & Turner/GT Title Services, Inc.; and

6.1.14. Any and all other documents, agreements, instruments or certificates relating to the SGI Purchase Agreement transaction.

           Consistent with the foregoing, and without limiting the releases in Section 7 below, each party hereto acknowledges and agrees that (1) SGI hereby forgives the outstanding balance of the SGI Note, (2) SGI hereby forgives all outstanding obligations of Cord Blood under the Warrant, the SGI Note, the SGI Purchase Agreement, and the Secured Buyer Notes or otherwise, (3) the Irrevocable Standby Letter of Credit issued by The Private Bank, Chicago, Illinois, and previously held under the Escrow Agreement, has previously been released by the escrow agent to SGI, and Cord Blood has no rights or claims pertaining thereto, (4) SGI has previously paid in full the outstanding balance of each of the Secured Buyer Notes and has no further obligations under any Secured Buyer Note; and (5) CBAI owes no further duties or obligations of any kind to SGI.

6.2. Tonaquint Transaction.  Each of the following agreements pertaining to the Tonaquint Purchase Agreement is hereby terminated, cancelled, and extinguished and made of no further force or effect, without the need for any additional action by any party:

6.2.1. Tonaquint Purchase Agreement;

6.2.2. Judgment by Confession executed by Cord Blood on June 27, 2012 in favor of Tonaquint;

6.2.3. Irrevocable Instructions to Transfer Agent dated June 28, 2012 executed by Cord Blood and Tonaquint;

6.2.4. Share Issuance Resolution dated June 27, 2012 executed by a Cord Blood officer;

6.2.5. Intercreditor Subordination Agreement dated June 27, 2012 (the “Intercreditor Agreement”); and

6.2.6. Any and all other documents, agreements, instruments or certificates relating to the Tonaquint Purchase Agreement transaction, other than the agreements and instruments identified in the paragraph below.

           Consistent with Section 2 above, the parties confirm that the Tonaquint Note is not being terminated hereunder, but rather is being exchanged for the Exchange Note, and as a result, the Investor Parties have surrendered the Tonaquint Note to Cord Blood for cancellation.  Consistent with Section 3 above, the parties confirm that the Tonaquint Security Agreement is not being terminated hereunder, but rather is being amended by way of the Amendment to Security Agreement. Consistent with Section 5.2 above, the parties confirm that the Tonaquint Guaranty is not being terminated hereunder, but rather is being amended by way of the Amendment to Guaranty.

6.3. Without limiting any other provision contained in this Agreement, or the Exchange Note, Amendment to Security Agreement, Amendment to Guaranty, Confession, any other document listed in Section 5, or any other documents, agreements, or instruments entered into or delivered in connection with this Agreement (collectively, the “Settlement Documents”), each party acknowledges and agrees that, from and after the Execution Date, such party will have no further rights and be subject to no further obligations set forth in any of the agreements being terminated pursuant to Sections 6.1 and 6.2 above (collectively, the “Terminated Agreements”).

7. Mutual Release and Waiver.

7.1. Release by the Investor Parties.  Upon the execution of this Agreement by all parties hereto, each of the Investor Parties, for itself and its directors, shareholders, managers, members, officers, employees, agents, attorneys, subsidiaries, affiliates, successors and assigns, and any and all past and present such persons acting by, through or under the Investor Parties (collectively, the “Investor Releasing Parties”), forever relieves, releases and discharges Cord Blood, each Debtor, CBAPSI and each of their shareholders, directors, officers, employees, agents, attorneys, successors and assigns, and any and all past and present such persons (collectively, the “Cord Blood Released Parties”), from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed (each a “Claim,” and collectively, the “Claims”), that such Investor Party or any of the other Investor Releasing Parties may have that are based upon, relate to or arise out of the Lawsuit, the Terminated Agreements, the Tonaquint Guaranty, the Tonaquint Note or Tonaquint Security Agreement, arising or accruing before the Effective Date.  Each Cord Blood Released Party is an intended third party beneficiary of the release and waiver contained in this Section.

7.2. Release by Cord Blood. Upon the execution of this Agreement by all parties hereto, Cord Blood and each other Debtor, for itself and its officers, directors, shareholders, employees, agents, attorneys, subsidiaries, affiliates, successors and assigns, and any and all past and present such persons acting by, through or under the Debtors (collectively, the “Cord Blood Releasing Parties”), forever relieves, releases and discharges each Investor Party and each of their shareholders, directors, members, managers, officers, employees, agents, attorneys, affiliates, successors and assigns, and any and all past and present such persons (the “Investor Released Parties”), from any and all Claims that Cord Blood or any other Cord Blood Releasing Party may have that are based upon, relate to or arise out of the Lawsuit, the Terminated Agreements, the Tonaquint Guaranty, the Tonaquint Note or Tonaquint Security Agreement, arising or accruing before the Effective Date. Each Investor Released Party is an intended third party beneficiary of the release and waiver contained in this Section.

7.3. Release Representations.  Each party hereto, for itself and on behalf of such party’s other respective releasing parties, represents, warrants and agrees that (a) the release and waiver contained in this Section 7 shall not apply to any obligations, covenants, conditions, representations or warranties arising under any of the Settlement Documents, (b) such party hereby waives any Claims such party has against any of the parties it is releasing hereunder, and covenants not to institute against any of the parties it is releasing hereunder any proceeding, suit or action, at law or in equity, of whatsoever kind or nature, whether criminal or civil, or in any way to aid in or encourage the institution or prosecution thereof, for damages, expenses, compensation, injunctive relief or otherwise, arising from, related to, or based upon any Claim, and (c) none of the Claims such party is releasing and waiving hereunder have been sold, assigned or otherwise transferred or encumbered (directly or indirectly) to any person or party whatsoever, and such party has the full right and power to grant, execute and deliver the full and complete release and waiver contained herein.

7.4. Unknown Claims.  Each party hereto represents that it is not aware of any claim against or involving any party it is releasing hereunder other than the Claims, all of which are released hereunder.  Each party hereto acknowledges that it has been advised by legal counsel and is familiar with a legal principle that may provide that a general release does not extend to claims which the releasor does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its settlement with the releasee.  Each party hereto, being aware of said principle, agrees to expressly waive any rights to this effect, as well as under any other statute or common law principles of similar effect.

8. Dismissal of Lawsuit. Upon the execution and delivery of all the Settlement Documents by all parties thereto, the parties agree to cause the Lawsuit to be dismissed.  Such dismissal shall be with prejudice and upon the merits and shall occur by way of the Stipulated Motion to Dismiss and Order of Dismissal in the forms attached hereto as Exhibit F, to be appropriately executed and filed with the court in which the Lawsuit has been filed no later than five (5) Trading Days (as defined below) after the Effective Date.  The parties agree that the Order of Dismissal shall have claim and issue preclusive effect on all claims and/or issues that were or could have been raised in the Lawsuit.

9. Miscellaneous.

9.1.  Further Assurances.  At any time or from time to time after the Effective Date, at the request of a party hereto, and without further consideration, each of the parties hereto shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as another party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby, as well as to comply with securities laws pertaining to the note exchange occurring pursuant to Section 2 above.

9.2. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each party hereto hereby (a) consents to and submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the exclusive personal jurisdiction and venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper.

9.3. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given (unless otherwise specified herein) on the earliest of:

9.3.1. the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer,

9.3.2. the fifth Trading Day (defined below) after deposit, postage prepaid, in the United States Postal Service (with delivery confirmation or by certified mail), or

9.3.3. the second Trading Day after mailing by domestic or international express courier (e.g., FedEx), with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) Trading Days’ advance written notice similarly given to each of the other parties hereto):

If to Cord Blood or any other Debtor:

Cord Blood America, Inc.
Attn: Joseph R. Vicente and Stephen Morgan
1857 Helm Drive
Las Vegas, NV 89119

with a copy to (which shall not constitute notice):

Stoel Rives LLP
Attn: David L. Mortensen
Attn: Rob Yates
201 S. Main Street, Suite 1100
Salt Lake City, Utah 84111-4904
Telephone: 801.578.6909
Email: dlmortensen@stoel.com

If to Tonaquint:

Tonaquint, Inc.
Attn: John M. Fife
303 East Wacker Drive, Suite 1040
Chicago, Illinois  60601

with a copy to (which shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC
Attn: Jonathan K. Hansen
3051 West Maple Loop Drive, Suite 325
Lehi, Utah 84043
Telephone: 801.922.5000
Email: jhansen@HBAAlaw.com

For purposes of this Agreement, “Trading Day” means any day during which the principal trading market for Cord Blood’s securities in the United States shall be open for business.

9.4. Severability.  If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties hereto to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

9.5.  Successors.  This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of the parties and their respective heirs, successors and assigns.

9.6. Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the parties hereto to which such amendment and/or waiver applies.

9.7.  Entire Agreement. This Agreement and the exhibits attached hereto constitutes the sole and entire agreement between the parties, whether written or oral, relating to the subject matter hereof, and supersedes all prior discussions and communications pertaining thereto.

9.8. Attorneys’ Fees.  In the event of any dispute relating to this Agreement or to the subject matter hereof, the prevailing party shall be entitled to collect from the other party any and all reasonable costs (including attorneys’ fees) incurred by the prevailing party in connection with such dispute.  Such relief shall be in addition to any other relief to which the prevailing party is entitled.

9.9. Counterparts. This Agreement may be signed in one or more counterparts, which together shall constitute one document. Additionally, facsimile signatures or signatures conveyed via e-mail in one or more counterparts of this Agreement shall be binding.

9.10. Acknowledgement. By executing this Agreement, each of the parties evidences that it carefully read and fully understands all of the provisions of this Agreement.  Each party further acknowledges that, in executing this Agreement, it has not relied on any promise of future benefit or any statement of any of the other parties hereto, or anyone representing any of the parties hereto, whether written or oral, not set forth in this Agreement.

9.11. Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement or the other Settlement Documents, if at any time Tonaquint shall or would be issued shares of Common Stock (as defined in the Exchange Note) under any of the Settlement Documents, but such issuance would cause Tonaquint (together with its affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Exchange Note), then Cord Blood must not issue to Tonaquint the shares that would cause Tonaquint to exceed the Maximum Percentage (the “Ownership Limitation Shares”).  In order to assist Cord Blood with its compliance with the foregoing covenant, Tonaquint shall clearly indicate on any conversion notice or other request for shares the number of shares of Common Stock it beneficially owns as of the date of such notice or request.  Cord Blood shall be entitled to rely on the number of shares Tonaquint indicates that it beneficially owns as of the date of such notice or request.  Cord Blood will reserve the Ownership Limitation Shares for the exclusive benefit of Tonaquint. From time to time, Tonaquint may notify Cord Blood in writing of the number of the Ownership Limitation Shares that may be issued to Tonaquint without causing Tonaquint to exceed the Maximum Percentage. Upon receipt of such notice, Cord Blood shall promptly issue such designated shares to Tonaquint, with a corresponding reduction in the number of the Ownership Limitation Shares. For purposes of this Section, beneficial ownership of Common Stock will be determined under Section 13(d) of the Securities Exchange Act of 1934, as amended.  For the avoidance of doubt, the “Ownership Limitation Shares” only include Common Stock shares equal to the Conversion Eligible Amount as designated by Borrower that would have exceeded the Maximum Percentage.

9.12. Time of the Essence. Time is expressly made of the essence of each and every provision of this Agreement.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

EXHIBITS:

Exhibit A – Exchange Note
Exhibit B – Amendment to Security Agreement
Exhibit C – Confession
Exhibit D – Amendment to Guaranty
Exhibit E – Secretary’s Certificate
Exhibit F – Dismissal Documents

SGI:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., its Manager

                                   By: /s/ John M. Fife
            John M. Fife, President

TONAQUINT:

TONAQUINT, INC.

                 By: /s/ John M. Fife
       John M. Fife, President

CORD BLOOD:

CORD BLOOD AMERICA, INC.

By: /s/ Joseph R. Vicente
Name: Joseph R. Vicente
Title: President

[Signature page to Settlement and Exchange Agreement]

Signing with respect to Sections 3, 4, 5.2, 7 and 9 only:

DEBTORS:

CORCELL COMPANIES, INC.

By: /s/ Joseph R. Vicente
Name: Joseph R. Vicente
Title: President

CORCELL LTD.

By: /s/ Joseph R. Vicente
Name: Joseph R. Vicente
Title: President

CORD PARTNERS, INC.

By: /s/ Joseph R. Vicente
Name: Joseph R. Vicente
Title: President

CBA PROPERTIES, INC.

By: /s/ Joseph R. Vicente
Name: Joseph R. Vicente
Title: President

CAREER CHANNEL INC.

By: /s/ Joseph R. Vicente
Name: Joseph R. Vicente
Title: President

[Signature page to Settlement and Exchange Agreement]

EXHIBIT A

EXCHANGE NOTE

EXHIBIT B

AMENDMENT TO SECURITY AGREEMENT

EXHIBIT C

CONFESSION

EXHIBIT D

AMENDMENT TO GUARANTY

EXHIBIT E

SECRETARY’S CERTIFICATE

EXHIBIT F

DISMISSAL DOCUMENTS